EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of ordinary shares, nominal value 10 eurocents per share of IFCO Systems NV is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 14, 2003

                                GENERAL ELECTRIC ERSTE BETEILIGUNGS GMBH



                                By:    /s/ Jonathan K. Sprole
                                    --------------------------------------------
                                    Name:   Jonathan K. Sprole
                                    Title:  Attorney-in-fact


                                TIP HOLDINGS GMBH



                                By:    /s/ Jonathan K. Sprole
                                    --------------------------------------------
                                    Name:   Jonathan K. Sprole
                                    Title:  Attorney-in-fact


                                TIP OVERSEAS HOLDING BV



                                By:    /s/ Jonathan K. Sprole
                                    --------------------------------------------
                                    Name:   Jonathan K. Sprole
                                    Title:  Attorney-in-fact


                                GENERAL ELECTRIC CAPITAL CORPORATION



                                By:    /s/ Jonathan K. Sprole
                                    --------------------------------------------
                                    Name:   Jonathan K. Sprole
                                    Title:  Dept. Operations Manager


                                GENERAL ELECTRIC CAPITAL SERVICES, INC.



                                By:    /s/ Jonathan K. Sprole
                                    --------------------------------------------
                                    Name:   Jonathan K. Sprole
                                    Title:  Attorney-in-fact



                                GENERAL ELECTRIC COMPANY



                                By:    /s/ Jonathan K. Sprole
                                    --------------------------------------------
                                    Name:   Jonathan K. Sprole
                                    Title:  Attorney-in-fact